UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):        February 4, 2008

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices)

609-219-0930

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 17, 2008 Ascendia Brands, Inc. (the “Registrant”) notified the American Stock Exchange (the “Exchange”) that the Registrant would not contest a delisting proceeding initiated by the Exchange based on the fact that the Registrant’s stockholders’ equity was below the level prescribed by the Exchange’s continued listing standards, because the Registrant did not anticipate being able to regain compliance with the applicable listing standard within the time frame required by the Exchange. The Registrant filed Form 25 with the Commission on January 28, 2008. As of February 6, 2008 the Registrant’s common stock ceased to be traded on the American Stock Exchange and, effective as of such date, is quoted on the Pink Sheets Electronic OTC Market under the symbol “ASCB”.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)  Not applicable

(b)  Effective February 4, 2008 the Registrant’s Interim Chief Financial Officer, Jack P. Wissman, resigned. Mr. Wissman had served as the Registrant’s Chief Financial Officer in an interim capacity since October 15, 2007 pursuant to a Financial Advisory Agreement, as amended, dated as of October 15, 2007 between the Registrant and Carl Marks Advisory Group LLC. Such agreement expires according to its terms on February 13, 2008.

(c)  Effective February 4, 2008, the Registrant appointed Keith S. Daniels as Executive Vice President and Chief Financial Officer. Mr. Daniels, aged 38, has served as Senior Vice President, Finance, of the Registrant since March, 2007. In that capacity, he managed the Registrant’s corporate finance department, including accounting, operational and marketing support, costing, accounts receivable, accounts payable and Treasury functions. From 2002-2007 Mr. Daniels was Vice President, Finance, of Newell Rubbermaid Inc. (NYSE:NWL). Mr. Daniels is a Certified Public Accountant. He holds a Bachelor of Arts degree in Economics from Princeton University and an MBA from Duke University’s Fuqua School of Business. Mr. Daniels will receive an annual salary of $275,000 plus benefits in accordance with the Registrant’s generally applicable benefits plans.

(d)  Effective January 6, 2008, Robert L. Caulk, Mitchell P. Goldstein and Marilyn Feuer were appointed as members of the Registrant’s Board of Directors. Such appointments were made by written resolution, executed by the holders of 100 percent of the outstanding shares of the Registrant’s Series C Convertible Preferred Stock (the “Series C Stock”), in accordance with Section (7) of the Certificate of Designations, Preferences and Rights of the Series C Stock, a copy of which was attached as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 22, 2008.

Mr. Caulk, aged 56, was the Chairman and Chief Executive Officer of United Industries Corporation, a manufacturer and marketer of consumer products, from 2001 through 2005 and was its President and Chief Executive Officer from 1999 to 2001. He served as the President and Chief Executive Officer of Spectrum Brands, Inc. North America (NYSE:SPC), following its acquisition of United Industries in 2005, until February 2006. From 1995 to 1999 Mr. Caulk held the positions of President and Executive Vice President of Clopay Building Products Company (NYSE:GFF). Mr. Caulk also serves as a director of several corporate and non-profit boards, including Polaris Industries, Inc. (NYSE:PII), where he chairs the Compensation Committee, Sligh Furniture Company and the St. Louis Academy of Science. He holds a B.A., with High Honors, from the University of Delaware, and an MBA from Harvard Business School. Mr. Caulk will be nominated to chair the Registrant’s Compensation Committee.

Mr. Mitchell P. Goldstein, aged 47, is currently the Executive Vice President and Chief Financial Officer of Nice-Pak Holdings, Inc., a privately-held manufacturer of wet wipes, with facilities in North America and Europe; he also heads the company’s North America Operating Committee. Prior to joining Nice-Pak in 2007, Mr. Goldstein served as a consultant to Prentice Capital Management, LLP, an affiliate of which, Prencen LLC, holds 100 percent of the outstanding shares of the Registrant’s Series C Stock. From 2002-2005 Mr. Goldstein was the Executive Vice President and Chief Financial Officer of The Great Atlantic and Pacific Tea Company (NYSE:GAP) and from 2000-2002 served as that company’s Senior Vice President, Finance. In 1995, he was appointed as Director, Strategic Planning, for Campbell Soup Company (NYSE:CPB) and became Vice President and Chief Financial Officer of Vlasic Foods International, following its spin-off by Campbell in 1997. Mr. Goldstein graduated with a BS in Economics, magna cum laude, from the Wharton School of the University of Pennsylvania and holds an MBA, with distinction, from Harvard Business School. Mr. Goldstein will be nominated to chair the Registrant’s Audit Committee.

Marilyn Feuer, aged 48, recently retired from the law firm of Kramer Levin Naftalis & Frankel, where she had served as Special Counsel for 10 years. Ms. Feuer has 22 years experience as an attorney, concentrating principally in the areas of mergers and acquisitions, securities law and commercial finance. Ms. Feuer has been the principal external counsel to the Registrant since 2006, advising the Registrant in a series of financial and transactional matters. She holds a BA in Journalism from New York University, and a JD from Case Western University School of Law. Ms. Feuer will be nominated to chair the Registrant’s Nominating & Corporate Governance Committee.

Item 7.01 Regulation FD Disclosure

On February 4, 2008, the Registrant issued a press release announcing that Keith S. Daniels had been appointed as the Executive Vice President and Chief Financial Officer of the Registrant. A copy of the press release is furnished herewith as Exhibit 99.1.

On February 6, 2008, the Registrant issued a Press Release announcing that it had completed the delisting of its common stock from the American Stock Exchange and that, effective as of such date, its common stock is quoted on the Pink Sheets Electronic OTC Market. A copy of the press release is furnished herewith as Exhibit 99.2.

On February 7, 2008 the Registrant issued a press release announcing that Robert L. Caulk, Mitchell P. Goldstein and Marilyn Feuer had been appointed to the Registrant’s Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibits 99.1 through 99.3 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibits 99.1 through 99.3 attached hereto will not be incorporated by reference into any filing made by the Registrant under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Number	Description of Exhibit

99.1	Press Release dated February 4, 2008 (1)
99.2	Press Release dated February 6, 2008 (1)
99.3	Press Release dated February 7, 2008 (1)

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(1)  Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2008	ASCENDIA BRANDS, INC.

By:  /s/ Keith S. Daniels

Keith S. Daniels

Chief Financial Officer